Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 22, 2022, by and among (a) DELEK US HOLDINGS, INC., a Delaware corporation (“Delek US Holdings”), (b) the other Persons from time to time party to the Credit Agreement (as defined below) as Borrowers (together with Delek US Holdings, collectively, “Borrowers”), (c) the Guarantors party to the Credit Agreement, and (d) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, “Agent”). All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors, Lenders, and Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of October 26, 2022 (as the same may now exists and may be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Credit Agreement”);

WHEREAS, in accordance with the Credit Agreement, Lenders have made and continue to make Loans and other financial accommodations to and for the benefit of Borrowers, in each instance pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement;

WHEREAS, Loan Parties, Agent (at the written request of Required Lenders) wish to amend certain terms and provisions of the Credit Agreement, including the definition of “Intermediation Collateral”, in each case as hereafter set forth; and

WHEREAS, Loan Parties and Agent (at the written request of Required Lenders) are willing to amend the Credit Agreement on the First Amendment Effective Date (as defined below), as set forth herein, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, which are hereby incorporated into and made a part of this Amendment, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned, intending to be legally bound, does hereby agree as follows:

AGREEMENT

1. Amendment. The Credit Agreement is hereby amended by amending and restating clause (h) of the definition of “Intermediation Collateral” set forth in Section 1.1 thereof to read in its entirety as follows:

“(h) rights to business interruption insurance,”

2. Representations and Warranties. Each Loan Party jointly and severally represents and warrants to Agent and each other member of the Lender Group as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties of each Loan Party or its Restricted Subsidiaries and, if applicable, the Permitted JVs, contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date). After giving effect to this Amendment, no Default or Event of Default exists or has occurred and is continuing.

(b) Organization, Good Standing, Etc. Each Loan Party and each Restricted Subsidiary thereof (i) is duly organized and validly existing under the laws of the jurisdiction of its organization, (ii) is in good standing and/or qualified to do business in any state where the failure to be so qualified and/or in good standing could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted (except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect), to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(c) Authorization; Enforceability. As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d) Governmental Approvals; No Conflicts. As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate (A) any provision of federal, state, provincial, or local law or regulation applicable to any Loan Party or its Restricted Subsidiaries, where such violation could reasonably be expected to have a Material Adverse Effect, (B) the Governing Documents of any Loan Party, or (C) any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party where such violation could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under (A) any Material Contract or any Intermediation Facility where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or (B) any Term Loan Document of any Loan Party or its Restricted Subsidiaries, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract, any Intermediation Facility or any Term Loan Document of any Loan Party or Restricted Subsidiary, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.

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3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “First Amendment Effective Date”):

(a) The representations and warranties of each Loan Party or its Restricted Subsidiaries and, if applicable, the Permitted JVs, contained in this Amendment or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(b) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(c) The Agent shall have received a written request from Required Lenders that the Agent enter into this Amendment.

(d) The Agent shall have received counterparts of the signature pages to this Amendment, duly executed by each of the Loan Parties.

4. Continued Effectiveness of the Credit Agreement and other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in the Credit Agreement and any such other Loan Document to “the Credit Agreement,” the “Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that the Credit Agreement and any such other Loan Document purports to assign or pledge to Agent for the benefit of Lender Group, or to grant to Agent for the benefit of Lender Group and Bank Product Providers, a security interest in or Lien on, any Collateral as security for the Obligations of any Loan Party from time to time existing in respect of the Credit Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment, and/or grant of which security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the Obligations of any Loan Party, other than as expressly provided herein, including, without limitation, Borrowers’ obligation to repay the Loans in accordance with the terms of Credit Agreement, pay or repay all other Obligations as provided in the Loan Documents to which it is a party, all of which Obligations shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

5. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

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(b) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

(c) THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement.

(e) Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(f) Borrowers will pay on demand all Lender Group Expenses in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to Agent.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

DELEK US HOLDINGS, INC., a Delaware corporation, as Administrative Borrower and as a Borrower

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Executive Vice President and
Chief Financial Officer

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Executive Vice President and
Chief Operating Officer

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

ALON USA GP, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Executive Vice President and
Chief Financial Officer

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Executive Vice President and
Chief Operating Officer

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

ALON ASPHALT COMPANY, a Delaware corporation
ALON RENEWABLE FUELS, INC., a Delaware corporation
ALON USA REFINING, LLC, a Delaware limited liability company
DELEK ACQUISITIONS, INC., a Delaware corporation
DELEK HELENA, LLC, a Delaware limited liability company
DELEK LOGISTICS SERVICES COMPANY, a Delaware corporation
DELEK REFINING, INC., a Delaware corporation
J. CHRISTY CONSTRUCTION CO., INC., an Arkansas corporation
ALON USA GP II, LLC, a Delaware limited liability company
ALON USA, LP, a Texas limited partnership, by its general partner Alon USA GP II, LLC, each as a Guarantor

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Treasurer

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Vice President

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

ALON USA ENERGY, INC., a Delaware corporation
ALON USA PARTNERS GP, LLC, a Delaware limited liability company
DELEK PERMIAN GATHERING, LLC, a Texas limited liability company
DELEK RENEWABLES, LLC, a Delaware limited liability company
DELEK US ENERGY, INC., a Delaware corporation
DELEK U.S. REFINING GP, LLC, a Texas limited liability company
DK CANADA ENERGY ULC, a British Columbia unlimited liability company
DK TRADING & SUPPLY, LLC, a Delaware limited liability company
ALON REFINING KROTZ SPRINGS, INC., a Delaware corporation
LION OIL COMPANY, LLC, an Arkansas limited liability company
ALON USA PARTNERS, LP, a Delaware limited partnership, by its general partner Alon USA Partners GP, LLC
DELEK REFINING, LTD., a Texas limited partnership, by its general partner Delek U.S. Refining GP, LLC, each as a Guarantor

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Treasurer

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Vice President

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

ALON BRANDS, INC., a Delaware corporation
GTS LICENSING COMPANY, INC., a Texas corporation
SKINNY’S, LLC, a Texas limited liability company
SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company, each as a Guarantor

By:	/s/ Denise McWatters
Name:	Denise McWatters
Title:	Secretary

By:	/s/ Anthony Miller
Name:	Anthony Miller
Title:	President

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

ALON FINANCIAL SERVICES, INC., a Texas corporation, as a Guarantor

By:	/s/ Denise McWatters
Name:	Denise McWatters
Title:	Secretary

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Treasurer

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

ALON PARAMOUNT HOLDINGS, INC., a Delaware corporation
PARAMOUNT OF OREGON, LLC, a Delaware limited liability company
PARAMOUNT OF WASHINGTON, LLC, a Delaware limited liability company, each as a Guarantor

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Treasurer

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Officer

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

DK INNOVATION (US), INC., a Delaware corporation, as a Guarantor

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Chief Executive Officer and President

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Vice President

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

DK MARINE, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Sarah Croasdale
Name:	Sarah Croasdale
Title:	Treasurer

By:	/s/ Todd O’Malley
Name:	Todd O’Malley
Title:	Executive Vice President

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation, as a Guarantor

By:	/s/ Mark Page
Name:	Mark Page
Title:	President, Treasurer, and Secretary

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, for itself and at the written request of the Required Lenders

By:	/s/ Charles Liles
Name:	Charles Liles
Title:	Director, Senior Relationship Manager

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement